INVESTMENTS, ACQUISITIONS AND GOODWILL (Details) - USD ($)	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
INVESTMENTS, ACQUISITIONS AND GOODWILL
Goodwill	$ 1,966,340	$ 1,966,340	$ 400,724
Current assets	0	0	19,934
Current liabilities	0	0	(34,304)
Total net assets acquired	1,966,340	1,966,340	386,354
The purchase price consists of the following:
Cash	$ 0	$ 0	$ 170,000
Common Stock	1,966,340	1,966,340	216,354
Total purchase price	$ 1,966,340	$ 1,966,340	$ 386,354